Accounts Receivable, Net - Schedule of Movement of Allowance for Credit Losses (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Allowance for Credit Losses
Balance at the beginning of the year	¥ 147,495	$ 20,207	¥ 130,148	¥ 240,326
(Reversal) /Provisions	(29,129)	(3,991)	40,328	(41,943)
Write-offs	(27,740)	(3,800)	(22,981)	(68,235)
Balance at the end of the year	¥ 90,626	$ 12,416	¥ 147,495	¥ 130,148